nFinanSe Inc.

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Collins Stewart

Fourth Annual Growth Conference
Jerry R. Welch
Jerry R. Welch
Chairman and Chief Executive Officer
Chairman and Chief Executive Officer
July 10, 2008
July 10, 2008

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

my COOL
$25
$50
DISCOVER

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

• NFSE is a provider of prepaid cards: Reloadable Prepaid
 Cards, Gift Cards and Pay Cards
• Addressing a very large and fast growing market
• No dominant player in the market
• Multiple revenue sources: Card Sales, Load Fees, ATM Fees,
 Maintenance Fees, Interchange and Interest
• NFSE has “A Better Product At A Better Price”
• Close relationship with Discover® Network
• Currently under contract with the largest prepaid card
 distributor
• Recently won the largest corporate payroll card deal in America in 2007
• Has commitments from retailers representing over 20,000
 stores to offer nFinanSe Cards
Company Overview
© 2008 nFinanSe Inc. nFinanSe and myCool are trademarks of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

We're more than groceries...
... a world of possibilities.

COOL
$5.95

A GIFT CARD

STARBUCKS CARD
Gift
Gift Card
iTunes
Music Card
$50
T-Mobile To Go
$25
impulse
$15

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Prepaid Card Marketplace
• Marketplace consists of Phone
 Cards, Retailer Gift Cards, Music
 Download Cards, Ringtones,
 Financial Services Gift Cards and
 Reloadable Prepaid Cards
• In addition to cards sold at retail,
 marketplace also consists of
 Payroll Cards, Rebate Cards and
 Incentive Cards
• Market directed at the $2.3 trillion
 in cash and check payments
 annually in the US
• Very early in industry life cycle
© 2008 nFinanSe Inc. nFinanSe and myCool are trademarks of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.
Names and logos appearing in this presentation are for illustrative purposes only. They do not imply endorsement by the owners. All trademarks, service marks and registered marks are the properties of their respective owners.

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Interest Income(3%)
$5 BILLION
Interchange Fees (2%)
$46 BILLION
Other Fees (2.5%)
Card Sales, Load Fees, Maintenance Fees
$57 BILLION

nFinanSe
DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

*From industry sources.
Over $100 Billion of Potential Income Annually
The $2.3 Trillion Opportunity*

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

What Is Driving The Prepaid Marketplace?
• 70 Million Americans Without
 Bank Accounts
• High Banking Fees for Small
 Balance Customers
• High Check Cashing Fees
• Focus On Efficiency and
 Reducing Costs
• Resulting in Explosive Growth of
 Financial Services Prepaid Cards

Banking on Wealth:

America's New Retail Banking Infrastructure and Its Wealth-Building Potential

Matt Fellowes and Mia Mabanta

ublic and private
ea
ho
ow
ou
ce
ealth-building
otential by
orking with
he vast retail
nfrastructure
f banks and

Executive Summary

- **Moderate- and lower-income households pay over $8 billion in fees to non-bank check-cashing and short-term loan providers to meet their basic financial services needs.** Those fees are collected from 48,082 non-bank establishments, which include approximately 26,000 businesses that charge an estimated average of $40 per payroll check to cash a check from typical unbanked households with full-time workers.

The study finds:

- **Moderate- and lower-income households pay over $8 billion in fees to non-bank check-cashing and short-term loan providers to meet their basic financial services needs.** Those fees are collected from 48,082 non-bank establishments, which include approximately 26,000 businesses that charge an estimated average of $40 per payroll check to cash a check from typical unbanked households with full-time workers.

- **Over 90 percent of these non-bank basic financial service providers are located within one mile of a bank or credit union branch.** For instance, 93 percent of non-bank businesses that cash checks are located within one mile of a bank or credit union branch.

- **Despite popular perception, bank and credit union branches are more likely to be located in low-income and lower middle-income neighborhoods than non-bank financial services providers.** For instance, bank and credit union branches are located in 56 percent of lower-

Metropolitan Policy Program at Brookings - January 2008

Treasury Plans Social Security Debit Card

A Bid for Payments To Become Cheaper And More Secure

By Eleanor Laise

The Treasury Department plans to introduce a prepaid debit card for Social Security recipients in an effort to provide safer and cheaper benefits payments.

The Direct Express debit card, set to be announced today, will be introduced in a handful of states this spring and rolled out nationwide by the end of the summer. Dallas-based **Comerica** Inc.'s Comerica Bank has been selected as the card issuer for the program, which is targeted at Social Security and Supplemental Security I… who d… count.

The… signifi… for ber… well as… ment, … and ba… People… card w… access… avoid s… lems, l…

But… cardho… ated w… and a… tion e… quired… cept a… card.

The… broade… to mov… In 2005… its Go… design… recipie… to swit…

Mar… cent ye… debit c… employment benefits or child support payments, and the Federal Emergency Management Agency in 2005 offered debit

Modern Times

…u- …of …n- …s- …y- …h …n- …t, …ks …e

As many as 40 million U.S. households either have no bank account or make little use of banking services, according to

Going Plastic

❖ **The Plan:** Treasury will roll out a prepaid debit card designed for Social Security benefits recipients who don't have bank accounts.

❖ **The Motivation:** The move is part of a broader effort to provide cheaper, more secure benefits payments by shifting away from paper checks.

❖ **The Outlook:** The plan may require substantial marketing and education to help users understand the card.

Going Plastic

❖ **The Plan:** Treasury will roll out a prepaid debit card designed for Social Security benefits recipients who don't have bank accounts.

❖ **The Motivation:** The move is part of a broader effort to provide cheaper, more secure benefits payments by shifting away from paper checks.

where from 2.5 million to 10 million Direct Express card holders in five years. The company's government card business, begun in 2004, now has over two million card holders.

The debit card should mean cost savings for many Social Security recipients who don't have a bank account and who use check-cashing services to cash their benefits checks, banking experts say.

Cardholders will get one free ATM cash withdrawal per deposit per month, but Comerica will charge 90 cents for each additional withdrawal. Like other debit-card holders, users may also face surcharges at many ATMs. Other fees include $3 for international ATM withdrawals, 3% on international currency exchanges, 50 cents for each online bill payment and 75 cents per month for paper statements.

Cardholders can avoid surcharges at more than 56,000 designated ATMs, including those run by 7-Eleven and PNC Bank. ATM balance inquiries and cash withdrawals at a teller window will be free, and there will be no fees for overdrafts, declined transactions, or inactivity. Cardholders can opt to receive free deposit notifications or low-balance alerts via text

Wall Street Journal - January 4, 2008

CHAIN STORE AGE, MAY 2008

Paper or Plastic?

Unbanked consumers switch from cash to reloadable cards

By Connie Robbins Gentry

Reloadable prepaid cards are the bank accounts of the future for a growing segment of American consumers. According to Wal-Mart Stores, an estimated 73 million people, roughly 40 million households and 25% of the U.S. population, fall into either an unbanked or underbanked category. Retailers have begun to realize the benefits of selling general-spend reloadable cards as well as replacing paper checks with reloadable payroll cards.

Costs Incurred With Reloadable Prepaid Cards

	Purchase Price	Monthly Fee	Reload Fee	ATM Fee*
nFinanSe	$5.95	$2.95	$2.95	$1.50
Wal-Mart	$8.94	$4.94**	$4.64***	not available
Green Dot	$9.95	$4.95	$4.95	$2.50
Net Spend	$9.95	$9.95 set, or $1.00-$2.00 per transaction	determined by distributor	$2.00

Sources: www.nFinanse.com; www.walmartstores.com; www.greendotonline.com; www.netspend.com

* Additional fees for ATM withdrawals may be charged by ATM owners.

** Fee waived if customer loads more than $1,000 in the calendar month.

*** Fee waived for direct deposits or for funds loaded from a check-cashing transaction at Wal-Mart. However, Wal-Mart charges a $3.00 fee to cash payroll checks.

Unbanked consumers, who typically have lower-than-average earnings, face a number of fees when they convert paychecks to cash and cash to payments.

Like many retail executives who work 50- to 60-hour weeks, lower-level associates also put in long hours. However, unlike an executive with a six-figure annual income, an unbanked consumer's compensation is miniscule.

transfers and bill payments. By the end of 2008, Wal-Mart expects to have 1,000 MoneyCenters.

Because millions of consumers have no place to deposit checks, check-cashing services have become lucrative profit centers for a number of retailers. The typical industry charge for cashing a payroll check is $6.00; Wal-Mart charges $3.00.

However, the low-price leader has been beaten when it comes to providing and when they called the provider to check the balance they were charged a customer-service fee," explained Jerry Welch, CEO of nFinanSe. "With our service, cardholders receive text messages with a transactions summary and account balance whenever the card is used. We don't charge for this service or for customer service over the phone."

Other providers charge incremental service fees. For instance, NetSpend's

30 Financial Services Prepaid Cards

Reloadable debit cards, network-branded gift cards and other financial services products represent one of the most dynamic and fastest growing segments of the retail industry.

The products that generally fall into the financial services category include reloadable or prepaid debit cards, open-loop or network-branded gift cards, bill payment products and services and remittance products and services.

The Mercator Advisory Group predicts that the total amount loaded onto prepaid debit cards at retail will quadruple from $2.8 billion in 2007 to almost $13.5 billion in 2010. For open-loop gift cards, similar growth is predicted: from $5.6 billion in 2007 to $12.3 billion in 2010. The Aite Group believes consumers will make almost 440 million bill payments at third-party locations in 2010, up from 344 million in 2007.

The Mercator Advisory Group predicts that the total amount loaded onto prepaid debit cards at retail will quadruple from $2.8 billion in 2007 to almost $13.5 billion in 2010. For open-loop gift cards, similar growth is predicted: from $5.6 billion in 2007 to $12.3 billion in 2010.

that can be supplements or substitutes for the services available through traditional banking relationships.

banking relationships.

SPREADING THE CONVENIENCE

the State of Michigan.

Portability is the tip of the integration iceberg.

An emerging issue for EBT is portability which is really the tip of the integration iceberg. The current EBT system is implemented through pooled products. The benefit recipients do not have access to a dedicated account held in their name. This does not allow for portability when these individuals move from public assistance to work, and maybe back again. Many times, these individuals move on and off public assistance, and the current system of product distribution disrupts their financial capabilities. They can't retain a payment mechanism throughout their transitions. At some point, EBT products could function as a public assistance mechanism and a payroll card as these individuals move into the work force.

In addition to the movement to EBT in the public sector, it is also developed in the private sector and used extensively by insurance and pharmaceutical companies which create restricted spend programs on Visa, MasterCard or Discover platforms. With insurers, create savings by reducing costs associated with producing

countries around the world.

According to a RPMG Associates survey, currently 11% of employees use payroll card the payroll segment at a compound annual rate of 97%

According to a RPMG Associates survey, currently 11% of employees use payroll card programs. The market for this product is still immense. JPMorgan/Chase estimates that 60 million Americans receive their pay by paper check. Of this number, 35 million are banked while the remaining 25 million are unbanked. Mercator Advisory Group has projected a growth in the payroll segment at a compound annual rate of 97% resulting in 14.2 million cards in 2008 from only 2.2 million cards in 2004.

19

epay
the USA

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

© 2008 nFinanSe Inc. nFinanSe is a trademark of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services. Names and logos appearing in this presentation are for illustrative purposes only. They do not imply endorsement by the owners. All trademarks, service marks and registered marks are the properties of their respective owners.
Focused On The Unbanked
• Card Associations: Discover®, Visa® and MasterCard®
• Card Issuing Banks: Capital One®
• Program Managers: nFinanSe
• Processors: Metavante
• Prepaid Managers/Distributors: InComm
• ATM Networks: PULSE®
• Payroll Processors: ADP®
• Prepaid Wireless Providers: Virgin Mobile USA
• Money Transfer: Western Union®
• Check Cashers: ACE Cash Express, Inc.
• Pawn Shops: EZCorp, Inc.
• Payday Lenders: Cash America International, Inc.
• Money Order Providers: United States Postal Service
The Rise of Prepaid Cards Will Force Consolidation

Our Strategy
• Create Compelling Products
• Aggressively Pursue Distribution
• Improve Quality of Life for Unbanked Consumers

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

my
COOL
$25
$50
DISCOVER

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

   Product
Retail
 • Gift Cards
 • Reloadable Prepaid Cards
Corporate
 • Pay Cards
 Distribution Strategy
 • Distributors/Prepaid Product
 Managers
 • Through Internal Sales Force
 • Fortune 2000 Companies Through
 Internal Sales Force
“Go-To-Market” Strategy
© 2008 nFinanSe Inc. nFinanSe and myCool are trademarks of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.

Big Events
• October 2007 - InComm Signs Distribution Agreement for
 nFinanSe™ Discover® Network Reloadable Prepaid and Gift Cards
• January 2008 - Food Lion, LLC and Hannaford Bros. Selects
 nFinanSe To Provide Pay Card Program
• March 2008 - Commencement of Aggressive Trade Advertising
 Campaign

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

The nFinanSe Advantage

nFinanSe™ Product	COOL	MasterCard® and Visa® Card Products in Convenience, Drug and Grocery Stores	MasterCard® and Visa® Card Products in Large Discount Retailers
Retail Price	$5.95	$9.95 - $14.95	$8.94
When Usable	Day of purchase! Actual card issued in retail packaging	5 - 10 days	5 - 10 days; temp card issued in retail packaging
Monthly Fee	$2.95	$4.95	$4.94
Reload Fee at Retailer	$2.95	$4.95	$4.64
24/7 Bilingual Customer Service	"Free...of Course!"	Multiple charges	$2.00/Call
Transaction and Balance info Sent to Cardholder Cell Phone in Real Time	Yes	No	No

Names and logos appearing in this document are for illustrative purposes only. They do not imply endorsement by the owners of the names and designs.
MasterCard® is a registered trademark of MasterCard International Incorporated. Visa® is a registered trademark of Visa International.

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

© 2008 nFinanSe Inc. nFinanSe and myCool are trademarks of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.
The Reloadable Prepaid Card Marketplace

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Take this simple quiz:
nFinanSe
1) Which reloadable prepaid card would your customers want to buy?
(choose one)
Card that does less for more.
VISA
$4.95 monthly fee/ 5-10 day wait for actual card
Charged for calls to customer service
Card that does more for less.
COOL
$2.95 monthly fee/ Actual card issued at purchase
Free calls to customer service
2) Which one did you pick?
Introducing the absolutely superior nFinanSe Reloadable Prepaid Card.
It's the card with the lowest purchase price, lowest monthly fee, lowest reload fee, "Free...of course!" Customer Service and customers receive the actual card at the time of purchase and can use it that day! Plus, purchase and balance information is sent to the registered cardholder's cellular phone or email address after each use. It's simple to see it's the reloadable card your customers will want. For more information call 1-800-717-5660, ask for Karen Soble at ext. 2809 or Jerry Uffner at ext. 2105 or visit www.nfinanse.com
nFinanSe

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Retail Advertising

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

The nFinanSe™ Advantage

nFinanSe™ Product	 	Other Pay Card Providers	Professional Employer Organizations	National Banks
Cost to Employer	**Free**	**Varies**	**Varies**	**Varies**
Focus on Prepaid Category	Yes	No	No	No
Nationwide Cash Load Network	Yes	No	No	No
Summary paystub information sent to cell phone and/or email on payday	Yes	No	No	No
Transaction information sent to cell phone and/or email after each use	Yes	Varies	Varies	Varies
FDIC insured	Yes	Yes	Varies	Yes
Online access to account activity	Yes	Yes	Varies	Yes
Available for use at ATMs	Yes	Yes	Yes	Yes
24-Hour Customer Service/bilingual	Yes	Yes	Yes	Yes
Debit card option	Yes	Yes	Yes	Yes
Credit card option	Yes	Varies	Yes	Varies
Allows personal PIN selection	Yes	Yes	Yes	Varies
Provides electronic paystubs	Yes	Yes	Yes	Varies
Instant-issue multiple reload cards	Yes	Yes	Varies	Varies
Convenience check	Yes	Varies	Varies	Varies
Electronic bill payment from the card	Yes	Varies	Varies	Yes
Transfer funds to a bank account	Yes	Varies	Varies	Yes
Receive funds from multiple sources (i.e. Federal tax refunds)	Yes	Varies	Varies	Varies
Multiple cards for family members	Yes	Yes	Yes	Varies

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

© 2008 nFinanSe Inc. nFinanSe is a trademark of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.
The Pay Card Marketplace

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

(Here Are Some Numbers)
Employers spend up to $2 to process a payroll check
or
$0 with our Pay Card.
Employees pay up to $40 to cash their paychecks or $0 with our Pay Card. Win. Win.
nFinanSe

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Pay Card Advertising

Pay Card Features
© 2008 nFinanSe Inc. nFinanSe is a trademark of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.
• Instantly Issued Discover® Network Cards
• Summary Pay Information Sent To Cell Phone and/or Email On Payday
• Transaction Information Sent To Cell Phone and/or Email After Each Use
• Daily Balance Notification To Cell Phone and/or Email
• Low Balance Notification To Cell Phone and/or Email
• Detailed Online “Pay Stub”
• Electronic Bill Pay
• Ability To Transfer Funds From Pay Card To Bank Account
• Superior Customer Service

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Sample Message

Email and Text Messaging After Transactions
Jim Smith
You have just made a
 purchase of $32.75
Your current remaining
 balance is now $168.24
Food Lion - A Tradition of
 Good Neighbors and Great
 Prices!

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Sample Message

Summary Paystub Messaging On Payday
Jane Smith
It’s Payday!
Hours 30
Gross Pay $330.00
Withholdings $50.00
Net Pay $280.00
New Balance $427.56
At Food Lion We Take Pride
 In Our Associates

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

DELHAIZE
Payroll
Hannaford
6011 0000 0000 0000
01/01
John Smith
DISCOVER
Money From nFinanSe
Network Loads
Cash from Babysitting,
Gifts, Etc.
nFinanSe
NETWORK
Check Income
FIRST STATE BANK
Sample

nFinanSe
DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Associates Can Consolidate All Cash and Income Sources
© 2008 nFinanSe Inc. nFinanSe is a trademark of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Superior Customer Service
• Industry Practices Are Substandard
• Our Focus Is To Provide A “Live Body” Fast
• Cardholder Specialist Auditions
• 24/7 Bilingual Cardholder Specialists
• Both Telephone and Online Customer Service
• “Free… of course!” Customer Service

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe
NETWORK

COOL

nFinanSe
DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

• Largest network allowing funds to be added to
 prepaid cards in the U.S.
 • Approximately 70,000 locations already active
 (Western Union® and MoneyGram®)
 • Network will expand as retail doors are opened
 • Not captive of a few large retailers
nFinanSe Network
© 2008 nFinanSe Inc. nFinanSe, nFinanSe Network and myCool are trademarks of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

DISCOVER® NETWORK

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

• Discover® Network relationship provides competitive
 advantages
 • Better economics
 • Significant marketing assistance
 • Superior card functionality
• Excellent partner
 • Almost 5 million POS merchants nationwide
 • Best Acceptance in Top 100 Retailers
 • Access to over 250,000 ATMs
Discover® Network Relationship
© 2008 nFinanSe Inc. nFinanSe is a trademark of nFinanSe Inc. Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services.

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe Inc.
Pro-forma Consolidated Balance Sheet

	March 29, 2008 (unaudited)	Effect of Equity Offering	March 29, 2008 Pro-forma
ASSETS			
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,313,100	$ 8,204,400	$ 9,517,500
Inventories	2,287,800	-	2,287,800
Other current assets	1,548,100	-	1,548,100
Total current assets	5,149,000	8,204,400	13,353,400
PROPERTY AND EQUIPMENT - net	735,700	-	735,700
OTHER ASSETS	205,900	-	205,900
TOTAL	$ 6,090,600	$ 8,204,400	$ 14,295,000
LIABILITIES AND STOCKHOLDERS' EQUITY			
CURRENT LIABILITIES	$ 1,888,400	$ -	$ 1,888,400
STOCKHOLDERS' EQUITY	4,202,200	8,204,400	12,406,600
TOTAL	$ 6,090,600	$ 8,204,400	$ 14,295,000

nFinanSe

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

Pro-Forma Balance Sheet

Summary
• nFinanSe Is A Leading Participant In A Dynamic Industry
• The Company Has Created Compelling Products That Are Being
 Received Well In The Marketplace
• The Company Is Positioned For Success

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE

nFinanSe Inc.

DIFFERENTIATED • NO "ME TOO" • DEMONSTRABLY SUPERIOR AND PLEASINGLY DIFFERENT = A BETTER PRODUCT AT A BETTER PRICE